Effective immediately, the sub-section entitled “Distributions” under the main heading “Other Information" is replaced in its entirety by the following:

Distributions
Each of the MFS Conservative Allocation Fund and the MFS Moderate Allocation Fund intends to declare and pay a dividend to shareholders at least quarterly.

Each of the MFS Growth Allocation Fund and the MFS Aggressive Growth Allocation Fund intends to declare and pay a dividend to shareholders at least annually.

Any capital gains are distributed at least annually.